UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-12

RUSSELL INVESTMENT COMPANY

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2.	Form, Schedule or Registration Statement No.:
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	4.	Date Filed:

Subject Line: Update: Russell Investments Shareholder Proxy Process

Banner: Notice. Shareholder votes still needed

Special RIC Shareholder Meeting Adjourned until May 24, 2016.

Shareholder votes needed now!

On May 3, a Special Meeting of Shareholders of the Russell Investment Company (RIC) Funds was held to vote on the proposal that was outlined in proxy materials recently sent to your clients.

The following funds did not reach quorum:

•	Russell LifePoints® Funds, Target Portfolio Series, Balanced Strategy Fund

•	Russell LifePoints® Funds, Target Portfolio Series, Growth Strategy Fund

•	Russell LifePoints® Funds, Target Portfolio Series, Equity Growth Strategy Fund

•	Russell U.S. Large Cap Equity Fund

•	Russell U.S. Mid Cap Equity Fund

As a result, the meeting was adjourned with respect to the above listed funds to continue to solicit shareholder votes. The shareholder meeting for these funds is now scheduled for May 24, 2016.

Russell Investments and Boston Financial Data Services, the proxy solicitation agent, will continue to contact shareholders of these funds to obtain their vote prior to the May 24 meeting.

Shareholder participation is critical. Please encourage your clients to vote today by following the instructions on their proxy cards.

As a reminder, the Russell Investment Company Board of Trustees unanimously recommends that shareholders vote in favor of the proposal.

Questions?

If you have any questions or concerns about this process, feel free to contact us at 800-787-7354 or service@Russell.com. If you prefer, request a follow-up at a time convenient to you by selecting the “Contact me” below.

Thank you for your continued confidence in Russell Investments.

Sincerely,

Russell Investments

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY AND

NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Securities products and services offered through Russell Financial Services, Inc., member FINRA (www.finra.org), part of Russell Investments.

Copyright© Russell Investments 2016. All rights reserved

First used May 2016 RFS 17007

To opt-out of receiving further email communications from Russell Investments similar in nature to this, please click here. We cannot process your request if you reply to this message. This email may include an offer from Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

email text to send to FPs for adjournment — Wells Fargo version (all same text as standard version except for Special Note at the bottom)

Subject Line: Update: Russell Investments Shareholder Proxy Process

Banner: Notice. Shareholder votes still needed

Special RIC Shareholder Meeting Adjourned until May 24, 2016.

Shareholder votes needed now!

On May 3, a Special Meeting of Shareholders of the Russell Investment Company (RIC) Funds was held to vote on the proposal that was outlined in proxy materials recently sent to your clients.

The following funds did not reach quorum:

•	Russell LifePoints® Funds, Target Portfolio Series, Balanced Strategy Fund

•	Russell LifePoints® Funds, Target Portfolio Series, Growth Strategy Fund

•	Russell LifePoints® Funds, Target Portfolio Series, Equity Growth Strategy Fund

•	Russell U.S. Large Cap Equity Fund

•	Russell U.S. Mid Cap Equity Fund

As a result, the meeting was adjourned with respect to the above listed funds to continue to solicit shareholder votes. The shareholder meeting for these funds is now scheduled for May 24, 2016.

Russell Investments and Boston Financial Data Services, the proxy solicitation agent, will continue to contact shareholders of these funds to obtain their vote prior to the May 24 meeting.

Shareholder participation is critical. Please encourage your clients to vote today by following the instructions on their proxy cards.

As a reminder, the Russell Investment Company Board of Trustees unanimously recommends that shareholders vote in favor of the proposal.

Questions?

If you have any questions or concerns about this process, feel free to contact us at 800-787-7354 or service@Russell.com. If you prefer, request a follow-up at a time convenient to you by selecting the “Contact me” below.

Special Note:

Wells Fargo Advisors, LLC will vote proxies on behalf of shareholders with respect to any Recommended or Pathways mutual funds held in their FundSource program account(s). Only shareholders who elected to retain proxy voting authority will receive the above proxy materials. Shareholders will continue to receive proxy materials for all other mutual funds and securities held in their account other than Recommended and Pathways mutual funds.

Thank you for your continued confidence in Russell Investments.

Sincerely,

Russell Investments

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY AND

NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Securities products and services offered through Russell Financial Services, Inc., member FINRA (www.finra.org), part of Russell Investments.

Copyright© Russell Investments 2016. All rights reserved

First used May 2016 RFS 17007Wells

To opt-out of receiving further email communications from Russell Investments similar in nature to this, please click here. We cannot process your request if you reply to this message. This email may include an offer from Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

Subject Line: Update: Russell Investments Shareholder Proxy Process

Banner: Notice. Shareholder votes still needed

(salutation)

At the Special Meeting of Shareholders of the Russell Investment Company (RIC) Funds on May 3, some funds did not reach quorum on the proposal that was outlined in proxy materials recently sent to shareholders.

The following funds did not reach quorum:

•	Russell LifePoints® Funds, Target Portfolio Series, Balanced Strategy Fund

•	Russell LifePoints® Funds, Target Portfolio Series, Growth Strategy Fund

•	Russell LifePoints® Funds, Target Portfolio Series, Equity Growth Strategy Fund

•	Russell U.S. Large Cap Equity Fund

•	Russell U.S. Mid Cap Equity Fund

As a result, the meeting was adjourned with respect to the above listed funds to continue to solicit shareholder votes. The shareholder meeting for these funds is now scheduled for May 24, 2016.

Russell Investments and Boston Financial Data Services, the proxy solicitation agent, will continue to contact shareholders of these funds to obtain their vote prior to the May 24 meeting.

Shareholder participation is critical.

During the final stages of this proxy process, we may ask financial professionals for their assistance in reaching out to their clients invested with us to alert them to this very important proxy vote. A similar email to this will be sent to financial professionals in the next few days.

As a reminder, the Russell Investment Company Board of Trustees unanimously recommends that shareholders vote in favor of the proposal.

Questions?

If you have any questions or concerns about this process, feel free to contact Kristin Ciolli at 206-505-4437 or krciolli@rusellinvestments.com.

Thank you for your continued confidence in Russell Investments.

Sincerely,

National Account Team

Russell Investments

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Securities products and services offered through Russell Financial Services, Inc., member FINRA (www.finra.org), part of Russell Investments.

Copyright© Russell Investments 2016. All rights reserved

First used May 2016 RFS 17008

To opt-out of receiving further email communications from Russell Investments similar in nature to this, please click here. We cannot process your request if you reply to this message. This email may include an offer from Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

Back window: Urgent. Please vote today.

Blue masthead: Your Investment. Your Vote. Your Voice

Back side (same side as above text):

Time is critical. Please vote today.

•	Web. Visit the website listed on the enclosed proxy card.

•	Mail. Mail the enclosed proxy card. Please be sure to sign, date, and return the card in the included postage-paid envelope.

•	Call. Call the phone number listed on the proxy card.

Front:

Exercise your shareholder rights today.

Some Russell Investment Company Funds in which you invest did not reach quorum at the special shareholder meeting on May 3, 2016. As a result, the meeting was adjourned until May 24, 2016.

We continue to need your votes until the funds meet quorum.

After careful consideration, the Russell Investment Company Board of Trustees unanimously recommends that shareholders vote in favor of the proposal.

Once you vote, all mailings and phone calls in this regard will stop.

Thank you for voting!

Russell Investment Company Funds

URGENT NOTICE

SPECIAL SHAREHOLDER MEETING ADJOURNED UNTIL MAY 24, 2016

PLEASE VOTE TODAY

Dear Shareholder:

On May 3, 2016, a Special Meeting of Shareholders of the Russell Investment Company (RIC) Funds was held to vote on the proposal that was outlined in the proxy materials that were mailed to you recently. Some of the Funds in which you invest did not have enough votes to reach quorum. As a result, the meeting was adjourned with respect to these Funds to allow shareholders, like you, more time to vote. The shareholder meeting for these Funds is now scheduled for May 24, 2016.

Your vote is still very important. By taking a moment to vote, all future mail and phone calls to you regarding this matter will be stopped.

There are several convenient ways for you to vote:

•	Visit the website listed on your proxy card (quickest method)

•	Call the toll-free number listed on your proxy card.

•	Mail the proxy card. Please be sure to sign, date, and return the card in the included postage-paid envelope.

•	For personal assistance, call 1-844-700-1478 (toll free) between 9:00 a.m. and 10:00 p.m. Eastern time, Monday through Thursday, between 9 a.m. and 6:00 p.m. Eastern time on Friday, and between 10:00 a.m. and 6:00 p.m. Eastern time on Saturdays.

•	By calling this toll-free number, you will be speaking with a representative of Boston Financial Data Services, the firm assisting Russell Investments in the effort of gathering votes.

•	Please have the proxy materials you received in the mail at the time you call. The representative will not have access to your confidential information and the telephone line is also recorded for your protection.

After careful consideration, the Board of Trustees of Russell Investment Company unanimously recommends that shareholders vote in favor of the proposal.

We appreciate your voting. Thank you for investing with Russell Investments.

Sincerely,

Len Brennan	Sandra Cavanaugh
CEO, Russell Investments	President and CEO, Russell Investment Company

RFS 17006-B

Shareholder Name

Address

Address

Address

Reference Number:

Russell Investment Company Funds

URGENT NOTICE

SPECIAL SHAREHOLDER MEETING ADJOURNED UNTIL MAY 24, 2016

PLEASE VOTE TODAY

Dear Shareholder:

On May 3, 2016, a Special Meeting of Shareholders of the Russell Investment Company (RIC) Funds was held to vote on the proposal that was outlined in the proxy materials that were mailed to you recently. Some of the Funds in which you invest did not have enough votes to reach quorum. As a result, the meeting was adjourned with respect to these Funds to allow shareholders, like you, more time to vote. The shareholder meeting for these Funds is now scheduled for May 24, 2016.

Your vote is still very important. By taking a moment to vote, all future mail and phone calls to you regarding this matter will be stopped.

•	For personal assistance, call 1-844-700-1478 (toll free) between 9:00 a.m. and 10:00 p.m. Eastern time, Monday through Thursday, between 9 a.m. and 6:00 p.m. Eastern time on Friday, and between 10:00 a.m. and 6:00 p.m. Eastern time on Saturdays.

By calling the toll-free number, you will be speaking with a representative of Boston Financial Data Services, the firm assisting Russell Investments in the effort of gathering votes.

At the time of the call, you will be asked for the reference number above in order to locate your voting record for the funds that you own. The representative will not have access to your confidential information and the telephone line is also recorded for your protection. After the call, you will receive a confirmation of your vote by return mail.

After careful consideration, the Board of Trustees of Russell Investment Company unanimously recommends that shareholders vote in favor of the proposal.

We appreciate your voting. Thank you for investing with Russell Investments.

Sincerely,

Len Brennan	Sandra Cavanaugh
CEO, Russell Investments	President and CEO, Russell Investment Company

RFS 17006-A

Mutual fund board and shareholder approval

Timeline* related to change of control of RIMCo and approval of new investment advisory agreements

Wave 1 Communications:
Prospectus supplements

Wave 2 Communications:
Proxy statement mailings

Wave 3 Communications:
Shareholder meeting

Supplement: Pending change of control
11/6/15
1/5/16
Supplement: Board approval of new advisory agreements
Shareholder record dates
1/19/16 (RIF)
2/22/16 (RIC)
2/17/16
Preliminary proxy statements filed with SEC on EDGAR
Final proxy statements filed with SEC on EDGAR
3/2/16
March 18 (tentative)
Proxy statement mailing complete
Shareholder meeting
5/3/16
Shareholder meeting
5/24/16
Mid-2016
Transaction close

First used: February 2016, revised May 2016 RFS 16-16337

*As of May 3, 2016

Russell Investments